Exhibit 99.1

Transformative Therapies from Bench to Bedside Corporate Presentation November 2014 Non - confidential Clinical - stage biotechnology company developing novel therapeutics for the treatment of cardiovascular diseases Ticker: CAPR

Forward Looking Statements This presentation contains forward - looking statements and information that are based on the beliefs of the management of Capricor Therapeutics, Inc. (Capricor) as well as assumptions made by and information currently available to Capricor. All statements other than statements of historical fact included in this presentation are forward - looking statements, including but not limited to statements identified by the words “anticipates,” “believes,” “estimates,” and “expects” and similar expressions. Such forward - looking statements also include any expectation of or dates for commencement of clinical trials, IND filings, similar plans or projections and other matters that do not relate strictly to historical facts . These statements reflect Capricor’s current views with respect to future events, based on what we believe are reasonable assumptions; however, the statements are subject to a number of risks, uncertainties and assumptions. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward - looking statements. More information about these and other risks that may impact our business are set forth in our Annual Report on Form 10 - K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on March 31, 2014, in our Amendment No. 1 to Registration Statement on Form S - 1, as filed with the Securities and Exchange Commission on May 23, 2014, and in our Form 10 - Q for the period ended June 30, 2014, as filed with the Securities and Exchange Commission on August 14, 2014. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those in the forward - looking statements. Further, Capricor’s management does not intend to update these forward - looking statements and information after the date of this presentation. Non - confidential

Capricor Overview Non - confidential

Capricor Investment Opportunity ▪ Ongoing Phase II clinical trial with Cardiosphere - derived cells (CDCs) ▪ Phase II funded by $19.8M loan award from CIRM ▪ Janssen Biotech (J&J) collaboration ▪ Operational leverage permits cost effective product development and evaluation ▪ Approximately 12 - 15 months cash on hand ▪ Multiple pipeline o pportunities permit development of diversified product portfolio focused on cardiovascular indications ▪ Cell therapy technology ▪ Natriuretic p eptide technology ▪ Micro - RNA technology ▪ $ 39.5M of non - dilutive capital since inception Non - confidential

Senior Management & Board of Directors Senior Management ▪ Chief Executive Officer Linda Marbán, Ph.D. ▪ EVP & General Counsel Karen Krasney, J.D. ▪ VP of Research & Development Rachel Smith, Ph.D. ▪ VP of Finance AJ Bergmann, M.B.A . ▪ VP of Medical Affairs Andrew Hamer, M.D. ▪ VP of Clinical Operations Shane Smith ▪ VP of Quality Denise McDade Board of Directors ▪ Executive Chairman Frank Litvack, M.D. ▪ Linda Marbán, Ph.D. ▪ Dave Musket ▪ Earl M. (Duke) Collier, Jr . ▪ George W. Dunbar, Jr . ▪ Louis Manzo ▪ Louis J. Grasmick ▪ Joshua Kazam ▪ Gregory Schafer Non - confidential

Capricor: Key Metrics Select Data (approximate) As of 6.30.14 Cash , cash equivalents and marketable securities $11.9M Publicly traded: OTCBB Ticker: CAPR 52 week range $2.15 - $17.15 Shares outstanding 11.7M Fully diluted shares outstanding 16.9M Cash through Q3 2015 – Q4 2015 Non - dilutive capital funding to date $39.5M Exclusive Licenses Johns Hopkins University, Cedars - Sinai Medical Center, Mayo Foundation for Medical Education and Research, and The University of Rome Headquarters Los Angeles, CA Employees 26 Non - confidential

Capricor's **Product** Pipeline

	CARDIOSPHERE-DERIVED CELLS (CAP-1002)	CENDERITIDE (CD-NP)	EXOSOMES
Technology	CELL THERAPY	NATRIURETIC PEPTIDE	MICRO-RNA
Clinical	Currently enrolling Phase II – ALLSTAR trial	Planned Phase I 1H 2015	Targeting IND 2015-2016
Development	Strategic Collaboration with Janssen Biotech (J&J)	Delivery Collaboration: Insulet OmniPod® IP: Medtronic, Inc.	Clinical Development Plan Underway Data: AHA Nov. 2014
Indications	Ischemic Heart Disease Heart Failure Duchenne Muscular Dystrophy	Post-Acute Heart Failure	Ischemic Heart Disease Duchenne Muscular Dystrophy

Capricor Therapeutics

Non-confidential

Janssen Deal Highlights In December 2013, Capricor entered into Collaboration Agreement and Exclusive License Option with Janssen Biotech (J&J) ▪ Capricor received an upfront payment of $12.5M ▪ Capricor and Janssen collaborating on elements of cell manufacturing ▪ Janssen has option to enter into exclusive license agreement for CAP - 1002 up to 60 days after receipt of six month ALLSTAR Phase II data ▪ If exercises option, Capricor to receive an upfront license fee and additional milestone payments which may total up to $325M ▪ Double - digit royalty to be paid to Capricor on commercial sales of licensed products ▪ If option is exercised, Janssen will pay all future clinical trial and development costs of CAP - 1002 Non - confidential

Significant U.S. Target Market ▪ 1.3M Americans will have a new or recurrent myocardial infarction (MI) or heart attack ▪ 15% will die (1 death every 39 seconds) ▪ 36% will develop heart failure (HF) ▪ Survival correlated with infarct size ▪ 8.5M people in the US have had a heart attack ▪ 6.6M Americans are living with HF ▪ 50% 5 - year mortality rate American Heart Association. 2010. Wu et al. Heart . 2007. Cardiovascular Disease R emains America’s #1 K iller Non - confidential

Cell Therapy Technology Non - confidential

Discovery of Cardiosphere Derived Cells (**CDC**s)

- Discovered and patented at Johns Hopkins University in 2004 by Eduardo Marbán, M.D., Ph.D.
- CDCs are isolated from cardiac tissue and possess unique characteristics and potentially regenerative capabilities
- CDCs act to stimulate cardiomyocyte proliferation, recruit endogenous stem cells, promote angiogenesis, and attenuate fibrosis
- Since their discovery, ~100 related publications have emerged in the last decade
- Capricor has exclusively licensed CDC Intellectual Property from Johns Hopkins University

Capricor Therapeutics
Non-confidential

Lead Product: CDCs (CAP-1002)


Cardiac Tissue
Explants
Explant-derived cells (EDCs)
Cardiospheres (CSps)
Cardiosphere-derived cells (CDCs)

Features	Cardiosphere-Derived Cells (CDCs)
Cell source	Human Cardiac Tissue
Cell Type	Cardiac Derived Stem Cell
Dose Size	25M cells
Target Patient	Patients with heart muscle injury
Delivery Method	Intracoronary Delivery
Key Functions	Largely paracrine: ▪ **Prevent cardiomyocyte apoptosis** (programmed cell death) ▪ **Promote cardiomyocyte proliferation and angiogenesis** (cell growth and blood vessel formation) ▪ **Attract endogenous stem cells** ▪ **Anti-fibrotic** (anti-scarring)

Capricor Therapeutics
Non-confidential

Development of Ischemic Heart Failure Non - confidential Heart attack (hours~days) Infarct expansion (days~weeks) Thinning (weeks~months) Chronic LV dilation

CADUCEUS, Lancet: 2012 Non - confidential

CADUCEUS - Positive First - in - Man Data ▪ Autologous CDCs - 25M cells ▪ Patients with reduced Ejection Fraction % following MI ▪ Cedars - Sinai and Johns Hopkins ▪ Intracoronary delivery ▪ 25 patients ▪ 17 CDCs ▪ 8 C ontrols Non - confidential

CDC Therapy Reduced Scar Size and Increased Healthy Heart Muscle in the CADUCEUS study p<0.001 p:0.008 p:0.002 p<0.001 Δ scar mass Δ viable mass 6 mos 12 mos 6 mos 12 mos Makkar et al, Lancet, 2012. CDC Patients had a Significant Reduction in Infarct Size. We hypothesize improvement in clinical outcomes Non - confidential

Effect of Infarct Size on Survival ▪ Both groups (CDC and CTRL) started with Infarct Size of 24% ▪ Patients treated with CDCs saw a reduction of Infarct Size to 12.5% ▪ This moved patients from a high risk group to a low risk group ▪ CTRL patients saw no change in Infarct Size, which puts them at greater risk for adverse events Wu, E. et al. Heart 94, 730 - 736 (2008). Non - confidential

Advantages of Allogeneic CDCs ▪ Donors pre - screened by organ procurement organizations ▪ Single donor permits manufacturing of thousands of doses ▪ Freezing permits off - the shelf product availability ▪ COGS reduced by 10X compared to autologous cells Patient Dose of CAP - 1002 Non - confidential

CDCs in Active Clinical Development

	ALLSTAR Clinical Trial	DYNAMIC Clinical Trial	Duchenne Muscular Dystrophy
Target Indication	Post Myocardial Infarction (30 days – 1 year after MI)	NYHA Class III or ambulatory Class IV heart failure	DMD-related cardiomyopathy
Trial Size	Phase I – 14 patients Phase II – 300 patients	Phase Ia – 14 patients Phase Ib – 28 patients	Planned Phase I (~10 patients)
Drug Delivery	Single vessel intracoronary	Multi-vessel intracoronary	Multi-vessel intracoronary
Data Readout	Estimated 2016 (Phase II)	Estimated late 2015 (Phase Ia)	Estimated 2016 (Phase I)
FDA Status	IND granted, Phase II currently enrolling	IND granted, Phase I plan to commence in 2014	Potential Orphan Designation by FDA

Capricor Therapeutics
Non-confidential

ALLSTAR: Capricor’s Phase I/II Trial using CDCs ▪ Ejection Fraction ≤ 45% and Infarct Size ≥ 15% (MRI ) ▪ Primary Endpoint – Infarct Size by MRI at 1 year ▪ Secondary Endpoints – multiple; EF, volumes, quality of life, etc. ▪ Phase I: 14 patients – complete ▪ Phase II: Est. 300 patients – currently enrolling ALL ogeneic heart ST em cells to A chieve myocardial R egeneration Non - confidential

ALLSTAR: Phase I Primary Endpoint Met ▪ 1 month post - infusion ▪ No Acute Myocarditis attributable to CAP - 1002 ▪ No clinically relevant immune events ▪ No Death due to VT/VF ▪ No Sudden Death ▪ No Major Adverse Cardiac Events (MACE) ▪ NIH DSMB approved advancement to Phase II Non - confidential

ALLSTAR Phase I – 12 month MRI Analysis ▪ ALLSTAR Phase I ▪ 14 treated patients - open label dose escalation ▪ Met safety endpoint (1 month) ▪ No control group ▪ Preliminary 12 month MRI analysis on Phase II equivalent population (defined by tissue type compatibility) ▪ Ejection fraction improved by 5.2% ▪ Relative reduction in scar size of 20.7% ▪ Measurements of viable mass and regional function also showed quantifiable improvements Non - confidential

New Indication: Duchenne Muscular Dystrophy Non - confidential

Duchenne Muscular Dystrophy ▪ Duchenne Muscular Dystrophy (DMD) – rare genetic disorder caused by a mutation of the dystrophin gene ▪ Affects 1 in 3,500 male births worldwide ▪ Approximately 20,000 male children affected in the US ( 275,000 worldwide) ▪ Symptoms often appear in males before age six but may be visible in early infancy ▪ The disease is often fatal ▪ Though characterized by progressive skeletal muscle weakness and respiratory complications, DMD also results in cardiac dysfunction in most patients. ▪ A majority of deaths occur due to cardiomyopathy ▪ Pre - clinical data to be presented at AHA in November 2014 Non - confidential

CAP - 1002 as a Potential Treatment for Cardiomyopathy A ssociated with DMD ▪ CAP - 1002 has been shown to be safe and has been shown to reduce scar size in damaged hearts. ▪ Pre - clinical work on - going ▪ Targeting IND mid - 2015 ▪ Phase I planned for 2015 ▪ Presentation: AHA Nov. 2014 Non - confidential

Capricor’s CDCs Are Unique in Cardiac Cell Therapy Capricor’s CDCs are the only allogeneic, intracoronary delivered, cardiac - derived stem cells CDCs Non - confidential

Natriuretic Peptide Technology Non - confidential

Cenderitide’s treatment for Heart Failure Non - confidential Heart attack (hours~days) Infarct expansion (days~weeks) Thinning (weeks~months) Chronic LV dilation

The Post - Acute Hospitalization Period (90 days): When the Rate of Re - hospitalization and Death are Highest 0% 20% 40% 60% - 60 120 180 240 300 360 Percent of Patients Days After Hospital Admission for Heart Failure % of Patients with Death or Re - hospitalization after admission for Acute HF Reference: estimate from analysis of DOSE, PROTECT, ASCEND, OPTIMIZE, & ADHERE • As days in hospital have decreased, patient’s physiology is unstable at discharge • HF patients are frequently non - compliant with their chronic medications Post - Acute Period Non - confidential

Post-Acute Heart Failure: New Indication

There are **no drugs** on the market targeting the post-acute period

	Acute	Post-Acute	Chronic
Duration	3-7 days	1st 90 days after discharge	1-5 years
Location	In-Hospital	Home	Home
Mortality*	2-4%	8-12%	~20% (1yr) / ~50% 5 yrs
Treatment Goals	• Relieve dyspnea • Off-load excess fluid	• Survive • Stay out of hospital	• Survive • Stay out of hospital
Treatment Options	• Lasix • IV Nitroglycerine • Inotropes • Natrecor	• **No treatment specifically targets stabilization and reducing the early re-hospitalization rate**	• Beta blockers • ACE inhibitors • ARB inhibitors • Aldactone • Cardio-Rhythm Device

* Includes all mortality up to that point (post-acute mortality = acute mortality + post-discharge mortality)

Capricor Therapeutics

Non-confidential

Cenderitide: Dual GC-A and GC-B Agonist

- Dual receptor activation means anti-fibrotic as well as natriuretic effects with less side effects
- Developed by scientists at the Mayo Clinic and derived from the venom of the green mamba snake
- **Cenderitide**:
  - Cardiac unloading
  - Renal function preserved
  - Aldosterone suppressing
  - Anti-fibrotic, apoptotic, and hypertrophic
- 270 patients with acute decompensated heart failure have been treated


CD-NP
-S-S-
NH_2

Capricor Therapeutics
Non-confidential

Continuous Subcutaneous Infusion Using the Insulet Omnipod ® Technology ▪ Current pump delivery systems are robust, simple, and well tolerated ▪ In use by more than 300,000 patients worldwide ▪ Pump use is simple for all types of patients, not just diabetics ▪ Continuous delivery is ideal for worry - free dosing throughout the day and night Non - confidential Sample shown: Omnipod® Press Start Apply the Pod Fill the Pod

Cenderitide as a Potential T reatment for Post - Acute Heart Failure Target Indication Treatment Duration 90 days of out - patient treatment after hospital discharge for acute decompensated heart failure Drug Delivery FDA Status Subcutaneous infusion using the Insulet Omnipod ® validated technology Fast Track designation granted March 2011 Prevention of re - hospitalization in heart failure patients in the post - acute hospitalization period Non - confidential Clinical Progress Planned Phase I 1H 2015

Micro - RNA Technology Non - confidential

Exosomes: Micro - RNA P latform T echnology ▪ Nanometer - sized lipid - bilayer vesicles ▪ Produced via endosome fusion ▪ Transfer proteins and RNAs ▪ Rich in miRNAs ▪ Present in virtually all body fluids ▪ Released by nearly all cell types Non - confidential

CDC Exosomes: Cardioprotection CTRL Skin - Exosomes CDC - Exosomes Ibrahim et al., Stem Cell Reports , 2014 Non - confidential 0 5 10 15 20 25 30 35 40 45 50 CTRL Skin-XO CDC-XO Viable Mass (g) ** ** 0 2 4 6 8 10 12 14 16 18 CTRL Skin-XO CDC-XO Scar Mass (mg) ** ** 25 30 35 40 45 50 1 15 30 EF (%) Days post MI Control CDC-XO Skin-XO ** *

Exosomes as a potential new therapeutic Product Description Product Function Product Mechanism Target Indications Intercellular signaling and regulation Promotes similar paracrine effects of CDCs; prevent apoptosis, proliferation, angiogenesis, anti - fibrotic Released by nearly all cell types and body fluids, these are nanometer sized lipid - bilayer vesicles rich in miRNAs Pre - clinical evaluation in cardiac and non - cardiac diseases Non - confidential

Exosomes: Development Plan ▪ Ongoing pre - clinical work ▪ Developing manufacturing and pre - commercial scale - up ▪ Exclusively licensed IP portfolio from Cedars - Sinai Medical Center ▪ Targeting IND 2015 - 2016 Non - confidential